SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2018

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604
(Address of principal executive offices, zip code)

Registrants' telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On February 7, 2018, Highwoods Properties, Inc. (the “Company”) and Highwoods Realty Limited Partnership entered into (i) amendments to the separate equity distribution agreements, dated as of February 8, 2017 (the “Prior Equity Distribution Agreements”), with Wells Fargo Securities, LLC, Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BTIG, LLC, Capital One Securities, Inc., Fifth Third Securities, Inc. and Jefferies LLC, and (ii) an equity distribution agreement with J.P. Morgan Securities LLC (together with the Prior Equity Distribution Agreements, the “Equity Distribution Agreements”). Under the terms of the Equity Distribution Agreements, the Company may offer and sell up to $300 million in aggregate gross sales price of shares of common stock from time to time through such firms, acting as agents of the Company or as principals (the “ATM Program"). As of February 7, 2018, the Company has sold 1,363,919 shares of common stock having an aggregate gross sales price of $69,357,605 pursuant to the ATM Program and $230,642,395 remains available for offer and sale from time to time under the ATM Program.

The shares of common stock will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-215936), as amended, including the related prospectus dated February 7, 2017, and a prospectus supplement dated February 7, 2018, as the same may be amended or supplemented.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

No.	Description

1.1	Form of Equity Distribution Agreement, dated February 7, 2018, among Highwoods Properties, Inc., Highwoods Realty Limited Partnership and J.P. Morgan Securities LLC
1.2	Form of Amendment No. 1 to Equity Distribution Agreement, dated February 7, 2018, among Highwoods Properties, Inc., Highwoods Realty Limited Partnership and each of the firms named therein
8	Opinion of DLA Piper LLP (US) as to certain tax matters
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: February 7, 2018